UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 20, 2014

IGNYTA, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	333-183886	59-3564984
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11095 Flintkote Avenue, Suite D

San Diego, California 92121

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (858) 255-5959

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On February 20, 2014, Justin Gainor, M.D., of the Massachusetts General Hospital Cancer Center, presented preliminary results from the ongoing Phase 1 dose escalation portion of a Phase 1/2 clinical trial of RXDX-101, Ignyta, Inc.’s proprietary oral tyrosine kinase inhibitor targeting solid tumor indications, at the International Association for the Study of Lung Cancer (IASLC) 14th Annual Targeted Therapies for the Treatment of Lung Cancer Meeting. The press release dated February 20, 2014 announcing Dr. Gainor’s presentation is attached hereto as Exhibit 99.1. Dr. Gainor’s presentation is attached hereto as Exhibit 99.2.

The information contained in this Item 7.01 and in Exhibits 99.1 and 99.2 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated February 20, 2014.

99.2	Presentation, dated February 20, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 20, 2014	IGNYTA, INC.

	By:	/s/ Jonathan Lim, M.D.
	Name:	Jonathan Lim, M.D.
	Title:	President, Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated February 20, 2014.

99.2	Presentation, dated February 20, 2014.

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